Leases	12 Months Ended
Dec. 31, 2014
Leases
Leases

7.  Leases

Substantially all of the Group’s restaurants are operated under leased properties. All lease contracts are classified as operating leases. The Group does not consider any one of these individual leases material to the Group’s operations. Initial lease terms are generally for five to ten years and, in many cases, provide for the lessee’s renewal options. Certain leases require contingent rent, determined as a percentage of sales as defined by the terms of the applicable lease agreement.

Deferred rent represents the differences between actual rental payments and rental expenses recognized on a straight-line basis for lease arrangements that contain scheduled escalated lease payments. The deferred rent balance was RMB26,130 and RMB31,754 ($5.1 million) as of December 31, 2013 and 2014, respectively. Such deferred balances are amortized when actual rental payments exceed the straight-line rental expenses in the later portion of the lease terms. The balances of security deposits for leases were RMB23,196 and RMB36,230 ($5.8 million) as of December 31, 2013 and 2014, respectively and are expected to be fully recovered at the end of leases. The current and non-current portion of security deposits for leases were recorded in prepaid expenses and other current assets and deposits for leases—non-current, respectively.

(a) Minimum rent commitments under non-cancelable operating leases at December 31, 2014 were as follows:

Years Ending December 31,	RMB
2015	149,146
2016	140,095
2017	117,514
2018	90,447
2019	55,833
Thereafter	69,199
Total minimum lease payments	622,234

(b) Total rent expense on operating leases, including contingent rent, was as follows:

	For Years Ended December 31,
	2012	2013	2014
	RMB
Minimum rent on real property	118,219	120,141	131,901
Contingent rent	5,330	11,186	14,330
Total	123,549	131,327	146,231